Supplement dated August 28, 2002 to
Mosaic Equity Trust Prospectus dated May 1, 2002

Lower Expenses for Investors Fund

Effective August 27, 2002, we lowered our investment advisory fees and other expenses for the Investors Fund from the levels described on page 4, "Fees and Expenses of the Trust," and page 9, "Management." The investment advisory fee for the Investors Fund is now calculated as 0.75% of its average daily net assets up to $100 million and 0.60% of its average daily net assets above $100 million. The Investors Fund’s other expenses are now calculated as 0.25% on the first $25 million of average daily net assets, 0.12% on the next $25 million and 0.11% on average daily net assets above $50 million.